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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2005

                             GREY GLOBAL GROUP INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-7898                   13-0802840
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(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)               File Number)           Identification No.)

                   777 Third Avenue, New York, New York 10017
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                    (Address of principal executive offices)

                                 (212) 546-2000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

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ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

      On February 22, 2005, Grey Global Group Inc. ("Grey") and WPP Group plc ("WPP") entered into support agreements (each a "Support Agreement" and collectively, the "Support Agreements") with each of the following entities relating to Grey's 5% Contingent Convertible Debentures due 2033 (the "Debentures") issued pursuant to an Indenture, dated as of October 28, 2003 (the "Indenture"), between Grey and the American Stock Transfer & Trust Company, as trustee: Akela Capital Master Fund, Ltd., Aristeia Capital LLC, Drake Management LLC, Harbert Convertible Arbitrage Master Fund, Ltd., Harbert Convertible Arbitrage Master Fund II, Ltd., Radcliffe SPC, Ltd., Sage Capital Management, LLC, Silvercreek Management Inc., and Tenor Capital Management Co., L.P.

      In the aggregate, as of the date of the Support Agreements, the parties to the Support Agreements beneficially owned, or had investment discretion or authority with respect to, 80.5% of the outstanding principal amount of the Debentures. Under the Support Agreements, WPP and Grey have agreed to solicit consents of holders of the Debentures for the adoption of a proposed supplemental indenture (the "Supplemental Indenture") which, among other things, provides for the conversion rights of holders of the Debentures following the completion of Grey's pending merger transaction with WPP (the "Merger"). The parties to the Support Agreements have agreed to cause consents to be executed and delivered with respect to all of the Debentures over which they had beneficial ownership or investment discretion or authority as of the date of the Support Agreements.

      In the event that the proposed Supplemental Indenture is executed by WPP, Abbey Merger Corporation ("Abbey"), Grey and the trustee under the Indenture, WPP, Abbey and Grey intend to amend the Agreement and Plan of Merger, dated as of September 11, 2004, among WPP, Abbey and Grey, as amended (the "Merger Agreement") to reflect the treatment of the Debentures provided for by the proposed Supplemental Indenture. The proposed amendment to the Merger Agreement will have no effect on the proration and allocation procedures applicable to Grey stockholders in the Merger. In the event that Grey, WPP and Abbey enter into the proposed amendment to the Merger Agreement, Grey will file a copy of the amendment on Form 8-K with the Securities and Exchange Commission.

      The summary of the Support Agreements and the proposed Supplemental Indenture contained in this Item 1.01 is qualified in its entirety by reference to the form of the Support Agreement, including the proposed Supplemental Indenture, which is filed herewith as an exhibit and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      10.1 Form of Support Agreement (including the form of the proposed Supplemental Indenture to the Indenture, dated as of October 28, 2003, between Grey Global Group Inc. and the American Stock Transfer & Trust Company, as trustee).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GREY GLOBAL GROUP INC.

Date: February 25, 2005                        By:  /s/ Steven G. Felsher
                                                    ---------------------
                                               Name:  Steven G. Felsher
                                               Title:  Vice Chairman
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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
   10.1           Form of Support Agreement (including the form of the proposed
                  Supplemental Indenture to the Indenture, dated as of October
                  28, 2003, between Grey Global Group Inc. and the American
                  Stock Transfer & Trust Company, as trustee).